UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to Amended and Restated Bylaws

As previously disclosed, on February 7, 2017, the Board of Directors (the “Board”) of Terreno Realty Corporation (the “Company”) adopted a First Amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”). The Amendment provides that stockholders, subject to certain requirements, may amend the Bylaws by the affirmative vote of a majority of votes cast on the matter by the holders of the issued and outstanding shares of common stock of the Company. As disclosed below, the Amendment was approved by the Company’s stockholders at the Company’s annual meeting of stockholders in San Francisco, California (the “Annual Meeting”) on May 2, 2017.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which was filed as Exhibit 3.2 to the Current Report on Form 8-K filed by the Company on February 9, 2017 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 2, 2017, the Company held its annual Annual Meeting in San Francisco, California. As of the record date, there were a total of 47,895,064 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a)	Votes regarding the election of the persons named below as directors, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualifies were as follows:

Names of Directors	Total Number of Votes Cast For	Total Number of Votes Against	Total Number of Votes Abstain	Broker Non Votes
W. Blake Baird	42,751,467	1,019,710	1,663,225	593,054
Michael A. Coke	44,002,846	1,429,669	1,887	593,054
Leroy E. Carlson	44,892,988	539,527	1,887	593,054
Peter J. Merlone	44,892,988	539,527	1,887	593,054
Douglas M. Pasquale	44,077,830	1,354,685	1,887	593,054
Dennis Polk	41,700,364	3,480,654	253,384	593,054

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director until the next annual meeting of stockholders and until his successor has been duly elected and qualifies.

(b)	Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non Votes
45,315,244	53,379	65,779	593,054

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c)	Votes regarding a non-binding, advisory proposal regarding the frequency of holding future non-binding, advisory votes on the compensation of the Company’s named executive officers, were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non Votes
41,197,760	14,291	4,209,453	12,898	593,054

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of every year for holding future non-binding, advisory votes on the compensation of the Company’s named executive officers. After taking into consideration the foregoing voting results and the prior recommendation of the Board in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year.

(d)	Votes regarding the approval of an Amendment to our bylaws to permit our stockholders to amend our bylaws by the affirmative vote of a majority of votes cast by the issued and outstanding shares of common stock of the Company were as follows:

For	Against	Abstain	Broker Non Votes
45,430,135	2,263	2,004	593,054

Based on the votes set forth above, the Amendment to our bylaws to permit our stockholders to amend our bylaws was approved by the Company’s stockholders.

(e)	Votes regarding the ratification of the audit committee’s appointment of Ernst & Young LLP as independent registered certified public accounting firm for the 2017 fiscal year were as follows:

For	Against	Abstain	Broker Non Votes
45,980,034	9,810	37,612	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered certified public accounting firm of the Company to serve for the fiscal year ending December 31, 2017 was duly ratified by the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	First Amendment to Amended and Restated Bylaws (previously filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K on February 9, 2017 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: May 5, 2017	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	First Amendment to Amended and Restated Bylaws (previously filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K on February 9, 2017 and incorporated herein by reference)

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